Income Taxes	12 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 5—Income Taxes

The Company’s deferred tax assets are as follows:

	As of March 31,
	2012	2011
Net operating loss carryforwards	$101,335	$8,930
Total deferred tax assets	101,355	8,930
Less: valuation allowance	(101,355)	(8,930)
Net deferred tax assets	$-	$-

The Company has a net operating loss of approximately $253,000 that expires between 2031 and 2032. The ultimate realization of the net operating losses is dependent upon future taxable income, if any, of the Company and may be limited in any one period by alternative minimum tax rules. Although management believes that the Company will have sufficient future taxable income to absorb the net operating loss carryovers before the expiration of the carryover period, there may be circumstances beyond the Company’s control that limit such utilization. Accordingly, management has determined that a full valuation allowance of the deferred tax asset is appropriate at March 31, 2012.

Internal Revenue Code Section 382 imposes limitations on the use of net operating loss carryovers when the stock ownership of one or more 5% shareholders (shareholders owning 5% or more of the Company’s outstanding capital stock) has increased on a cumulative basis by more than 50 percentage points within a period of two years. Management cannot control the ownership changes occurring as a result of public trading of the Company’s Common Stock. Accordingly, there is a risk of an ownership change beyond the control of the Company that could trigger a limitation of the use of the loss carryover.

The Company established a valuation allowance of $101,355 and $8,930 as of March 31, 2012, and March 31, 2011, which fully offset the deferred tax assets of $101,355 and $8,930, respectively.  The deferred tax asset results from applying an effective combined federal and state tax rate of 40% to the net operating losses of approximately $253,000 and $22,000 for each of the year ended March 31, 2012 and the period September 3, 2010 (inception) through March 31, 2011, respectively. Effective tax rates differ from statutory rates.

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	For the Year Ended March 31, 2012	For the Period September 3, 2010 (inception) through March 31, 2011
Tax benefit at federal statutory rate	(34.0)%	(34.0)%
State income tax	(6.0)%	(6.0)%
Permanent difference:
Meals and entertainment	0.2%	-%
Increase in valuation allowance	39.8%	40.0%
Effective income tax rate	-%	-%

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the Company’s projected future taxable income and taxing strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the deferred tax assets for every period, since it is more likely than not that all of the deferred tax assets will not be realized. The change in valuation allowance for the years ended March 31, 2012 and 2011 was $92,425 and $8,930, respectively.